SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                           CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           April 23, 2014
                           Date of Report
                (Date of Earliest Event Reported)

                             SGREP INC.
             (Exact Name of Registrant as Specified in its Charter)

                   PATH RUN ACQUISITION CORPORATION
          (Former Name of Registrant as Specified in its Charter)

 Delaware                       000-55065                     46-3621067
(State or other           (Commission File Number)         (IRS Employer
jurisdiction                                            Identification No.)


                   1400 Veterans Memorial Highway SE
                            Suite 134-217
                        Mableton, Georgia 30126
               (Address of Principal Executive Offices)

                         215 Apolena Avenue
                  Newport Beach, California 92662
           (Former Address of Principal Executive Offices)

                          844-422-0975
                 (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

   On April 23, 2014, SGREP Inc. (formerly Path Run Acquisition Corporation) (the "Registrant" or the "Company") issued 999,999 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 66.67% of the total outstanding 1,499,999 shares of common stock as follows:

                 333,333 IMIR Management LLC
                 666,666 NFA Securities L3C

   With the issuance of the 999,999 shares of stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

   On April 23, 2014, the following events occurred which resulted in a change of control of the Registrant:

  1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

  2.   The then current officers and directors resigned.

  3.   New officer(s) and director(s) were appointed and elected.

  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on September 30, 2013 as amended and supplemented by the information contained in this report.

  The Registrant anticipates that it will develop its business with a combination with a private company or through the development of its business plan. The Company is designed to become a real estate investment and operating company specializing in the acquisition of net leased real estate assets to industry-leading Fortune 1,000 companies performing globally. The Company anticipates that it will acquire single asset or portfolio real estate utilizing sale leasebacks. The Company anticipates that each acquisition will have creditworthy tenants and will have stable and suitable growth potential favorable to investor returns. The Company will initially focus its target market on small to mid-market real estate located in North America. To date, the Company has no operations and no agreements have been executed. If the Registrant makes any acquisitions, mergers or other business combination, it will file a Form 8-K.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

   On April 23, 2014 James M. Cassidy resigned as the Registrant's president, secretary and director.

  On April 23, 2014, James McKillop resigned as the Registrant's vice president and director.

    On April 23, 2014 Joshua J. Griggs was named as the director of the Registrant and was appointed its President and sole officer.

    Joshua J. Griggs serves as the sole officer and director of the Registrant. Mr. Griggs received a Bachelor of Business Administration in Management from Howard University, Washington, DC. Since 2002, Mr. Griggs has been involved in the real estate industry. Mr. Griggs is a Certified Licensed Real Estate Appraiser and an approved appraiser on the FHA
National Roster.  In 2004, he contracted with the Department of Housing and Urban Development and Fannie Mae to provide market analysis in Urban Markets within the United States. In 2006, Mr. Griggs co-founded SG Capital Group, a real state private equity firm located in Michigan with a focus on
the multi-family apartment sector.   Mr. Griggs specializes in assessing the
market value of investments and government relations for SG Capital.


                            SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                      SGREP INC.


Date: April 23,  2014                  Joshua J. Griggs
                                       President